UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): November 2, 2004


                  SCHIMATIC Cash Transactions Network.com, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Florida                       0-30544                88-0415947
-------------------------------        -------------        --------------------
(State or other jurisdiction of         (Commission           (I.R.S. Employer
 incorporation or organization)         File Number)         Identification No.)

                 330 East Warm Springs Road
                      Las Vegas, Nevada                        89119
          ----------------------------------------          ----------
          (Address of principal executive offices)          (Zip Code)

       (Registrant's telephone number, including area code): 702-361-3624

                                       n/a
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

         On November 12, 2004, David Simon stepped down as the chief executive officer of SCHIMATIC Cash Transactions Network.com, Inc. (the "Company"). Mr. Simon continues to serve as chairman of the Company's board of directors.

         On November 12, 2004, Joseph Diamond was appointed as the Company's chief executive officer. Mr. Diamond is an attorney and certified public accountant with nearly four decades of expertise in intellectual property, corporate, and tax law and litigation. Mr. Diamond has been a managing partner in the Diamond Law Firm, with offices in Los Angeles, California, and Salt Lake City, Utah, since 1996.

         Mr. Diamond is not a director in any other reporting company and does not have any familial relationship with any of the Company's other directors or executive officers.

         The Company and Mr. Diamond have not yet entered into a written employment agreement related to his services as chief executive officer; however, a principal term of such an agreement, when finalized will be that the Company will issue 17,500,000 shares as directed by Mr. Diamond when such an issuance can be made consistent with the Company's articles of incorporation and bylaws.


                       ITEM 7.01. REGULATION FD DISCLOSURE

         On November 2, 2004, we circulated a letter to our shareholders, a copy of which is attached as Exhibit 99.01. Any statements contained in this letter that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained therein are based on current expectations, but are subject to a number of risks and uncertainties.

         On December 1, 2004, we issued a public release, a copy of which is attached as Exhibit 99.02. Any statements contained in this release that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained therein are based on current expectations, but are subject to a number of risks and uncertainties.


                  ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         The following are filed as exhibits to this report:


 Exhibit
 Number             Title of Document                             Location
---------- ---------------------------------------------------- ----------------

   99      Other Exhibits
--------------------------------------------------------------
 99.01     Shareholder letter dated November 1, 2004            Attached
 99.02     Public release dated December 1, 2004                Attached

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  SCHIMATIC Cash Transactions Network.com, Inc.


Date: December 8, 2004            By /s/ Joseph Diamond
                                     -------------------------------------------
                                     Joseph Diamond, Chief Executive Officer

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